UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 30, 2013

Jive Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35367	42-1515522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 Lytton Avenue, Suite 200

Palo Alto, California 94301

(Address of principal executive offices) (Zip code)

(650) 319-1920

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 30, 2013, Jive Software, Inc. (“Jive”) issued a press release announcing its financial results for the second quarter of fiscal 2013 ended June 30, 2013. In the press release, Jive also announced that it would be holding a conference call on July 30, 2013 to discuss its financial results for the quarter ended June 30, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the securities act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. Jive is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 30, 2013, Jive announced that John F. Rizzo, Chief Marketing Officer, will step down from his current position effective immediately. Mr. Rizzo will continue as a non-executive employee of Jive through October 2013.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is attached hereto and this list is intended to constitute the exhibit index:

99.1	Press release dated July 30, 2013 regarding the second quarter 2013 financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JIVE SOFTWARE, INC.

By:	/s/ Bryan J. LeBlanc
Bryan J. LeBlanc
Chief Financial Officer

Dated: July 30, 2013

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